Other Payables and Accrued Expenses (Details) - CNY (¥) ¥ in Thousands		Dec. 31, 2025	Jun. 30, 2025
Other Payables and Accrued Expenses [Abstract]
Loans from third parties	[1]	¥ 11,424
Outstanding balance		¥ 3,700

[1]	The amount represented interest-free loans of RMB11.4 million from third parties that were formerly related parties of the Company's subsidiary. The loans were unsecured and repayable on demand. RMB3.7 million of the outstanding balance had been settled subsequently, and the remaining balance is expected to be settled within one year.